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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 March 18, 1997

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                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



        Delaware                        1-27                    74-1383447
(State or other jurisdiction of    (Commission File          (I.R.S. Employer
       incorporation)                   Number)           Identification Number)



      2000 Westchester Avenue,                                     10650
       White Plains, New York                                    (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)


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Item 5. Other Events
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1.       On  March  18, 1997,  the  Registrant  announced  that it and Shell Oil
         Company signed a memorandum of understanding to combine the major elements of their midwestern and western U. S. refining and marketing activities and their total U. S. transportation, trading and lubricants businesses. The new company will continue to market gasoline under both the Texaco and Shell brands through the thousands of independent wholesalers and retailers who bring the products to the consumer.

         The two  companies  also  announced  that  they and Saudi Refining Inc.
         (SRI), have made significant progress in discussions toward a separate memorandum of understanding to combine Star Enterprise (a 50/50 joint venture between SRI and Texaco in the eastern U. S.) with Shell's eastern U. S. refining and marketing business. An agreement could be reached in the second quarter of 1997.

         Under the terms of the memorandum of understanding, Texaco and Shell will form a limited liability company comprising their midwestern and western refining and marketing activities and nationwide transportation and lubricants businesses. Shell will own 56 percent and Texaco 44 percent of the new company, which is expected to be formed as soon as practical following regulatory review and the signing of definitive agreements.

         On March 18, 1997 the Registrant issued a Press Release entitled "Shell And Texaco Sign Memorandum Of Understanding To Combine U.S. Refining, Marketing, Transportation, Trading And Lubricants Operations," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      Exhibits

   99.1 Press Release issued by Texaco Inc. dated March 18, 1997, entitled "Shell And Texaco Sign Memorandum Of Understanding To Combine
         U. S. Refining, Marketing, Transportation, Trading And Lubricants Operations."

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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                                  TEXACO INC.
                                                            --------------------
                                                                 (Registrant)





                                                       By:     C. B. DAVIDSON
                                                            --------------------
                                                            (Vice President and
                                                                 Secretary)





Date:  March 19, 1997
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